Supplement dated August 30, 2013
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Global Opportunities Fund	11/8/12

Effective on or about August 30, 2013, the following changes are hereby made to the Fund’s prospectus:
The list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:
Portfolio Manager	Title	Managed Fund Since
Jeffrey Knight, CFA	Lead Portfolio Manager	February 2013
Anwiti Bahuguna, Ph.D.	Portfolio Manager	May 2010
Fred Copper, CFA	Senior Portfolio Manager	December 2011
Orhan Imer, Ph.D., CFA	Portfolio Manager	June 2012
Toby Nangle	Portfolio Manager	August 2013
Gene Tannuzzo, CFA	Portfolio Manager	June 2012
The rest of the section remains the same.
The list of portfolio managers under the caption “Fund Management and Compensation — Portfolio Managers” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:
Mr. Knight joined the Investment Manager in February 2013 as Head of Global Asset Allocation. Prior to joining the Investment Manager, Mr. Knight was at Putnam Investments. Mr. Knight began his investment career in 1987 and earned a B.A. from Colgate University and an M.B.A. from Tuck School of Business.
Dr. Bahuguna joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 2002. Dr. Bahuguna began her investment career in 1998 and earned a B.S. from St. Stephen’s College, Delhi University and a Ph.D. in economics from Northeastern University.
Mr. Copper joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2005. Mr. Copper began his investment career in 1990 and earned a B.S. from Boston College and an M.B.A. from the University of Chicago.
Dr. Imer joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2009. From 2007 to 2009, Dr. Imer was a senior quantitative strategist for the Investment Strategies Group at Bank of America/Merrill Lynch. Prior to joining Bank of America, Dr. Imer was a senior financial engineer at Algorithmics Inc. and a researcher at General Electric's Global Research Center. Dr. Imer began his investment career in 2005 and earned a Ph.D. from the University of Illinois at Urbana-Champaign.
Mr. Nangle joined Threadneedle as Head of Multi-Asset in 2012. Prior to joining Threadneedle, Mr. Nangle worked at Baring Asset Management, initially in the fixed income team and subsequently as Director of the Multi-Asset Group. Mr. Nangle began his investment career in 1997 and earned a M.A. (Hons) in history, and a MPhil in international relations from Sidney Sussex College, University of Cambridge.
Mr. Tannuzzo joined the Investment Manager in 2003. Mr. Tannuzzo began his investment career in 2003 and earned a B.S.B. from University of Minnesota, Carlson School of Management.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP156_07_002_(08/13)